Acquisitions and divestitures	3 Months Ended
Jan. 31, 2019
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Acquisitions and divestitures
22.	Acquisitions and divestitures

Acquisitions

Citibank’s consumer and small and medium enterprise operations, Colombia

On June 30, 2018, the Bank’s Colombian subsidiary, Scotiabank Colpatria S.A., completed the acquisition of Citibank’s consumer (retail and credit cards) and small and medium enterprise operations in Colombia. The acquired business forms part of the Bank’s International Banking business segment.

On acquisition, approximately $2.0 billion of assets (mainly loans) and $1.4 billion of liabilities (mainly deposits) were recorded. Subsequent adjustments during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired and liabilities assumed.

BBVA, Chile

On July 6, 2018, the Bank acquired 68.2% of Banco Bilbao Vizcaya Argentaria, Chile, 100% of BBVA Seguros Vida S.A., 100% of Servicios Corporativos S.A., 68.1% of Inmobiliaria e Inversiones S.A. and 4.1% of Inversiones DCV S.A. (together “BBVA Chile”) in Chile for cash consideration of US$ 2.2 billion. The Bank consolidated 100% of BBVA Chile’s assets and liabilities and recorded a non-controlling interest of 31.8%. The acquired business forms part of the International Banking business segment.

On September 1, 2018, BBVA Chile merged with Scotiabank Chile. The non-controlling shareholders in BBVA Chile paid the Bank US$ 0.4 billion to increase their pro forma ownership of the merged entity. Subsequent to these transactions, the Bank retained control over the combined entity with 75.5% of the total shares. Under this agreement, the non-controlling shareholders have the option to sell all or a portion of their shares to the Bank at fair value, which can be settled, at the Bank’s discretion, by the issuance of common shares or cash. The Bank recorded a non-controlling interest in BBVA Chile of approximately $0.6 billion at the time of the acquisition, which changed to approximately $0.7 billion on the merger of BBVA Chile with Scotiabank Chile. The Bank, during the quarter, completed its estimation of fair values of assets acquired and liabilities assumed.

The fair value of the identifiable net assets of BBVA at the date of acquisition were:

($ millions)
Total identifiable net assets at fair value(1)	$2,272
Intangible assets
Finite life intangible assets	143
Deferred tax liability	(90)
Goodwill arising on acquisition	1,281
Non-controlling interest	(677)
Purchase consideration transferred	$2,929
(1)	Includes loans of $20,469 and deposits of $13,444.

MD Financial Management, Canada

On October 3, 2018, the Bank completed the acquisition of MD Financial Management (“MD Financial”) from the Canadian Medical Association for approximately $2.7 billion, paid in cash. The acquired business forms part of the Canadian Banking business segment . The Bank, during the quarter, completed its estimation of fair values of assets acquired and liabilities assumed.

The fair value of the identifiable net assets of MD Financial at the date of acquisition were:

($ millions)
Total identifiable net assets at fair value	$97
Intangible assets
Finite life intangible assets(1)	70
Indefinite life intangible assets(2)	1,880
Deferred tax liability	(501)
Goodwill arising on acquisition	1,154
Purchase consideration transferred	$2,700
(1)	Comprised of customer relationship intangible.
(2)	Comprised of fund management contract of $1.8 billion and acquired trademark of $80 million.

Goodwill largely reflects the value of synergies expected by combining certain operations within the Bank’s asset management businesses as well as MD Financial’s strong market presence and future growth prospects.

Acquisitions and divestitures announced but not closed

Acquisitions

Banco Cencosud, Peru and Banco Dominicano del Progreso, Dominican Republic

The previously disclosed acquisitions of Banco Cencosud, Peru and Banco Dominicano del Progreso, Dominican Republic remain subject to regulatory approvals and closing conditions. These acquisitions are expected to close in the second quarter of 2019. The transactions are not considered financially material to the Bank.

Divestitures

Insurance and banking operations in the Caribbean

On November 27, 2018, the Bank announced its subsidiaries in Jamaica and Trinidad & Tobago will sell their insurance operations. The Bank will partner with the buyer to provide an expanded suite of insurance products and services to customers in Jamaica and Trinidad & Tobago.

On November 27, 2018, the Bank also announced it has entered into an agreement with another party to sell its banking operations in nine non-core markets in the Caribbean (Anguilla, Antigua, Dominica, Grenada, Guyana, St. Kitts & Nevis, St. Lucia, St. Maarten, St. Vincent & the Grenadines).

Scotia Crecer AFP and Scotia Seguros – pension and insurance in the Dominican Republic

On December 20, 2018, the Bank announced that it reached an agreement for the sale of Scotia Crecer AFP and Scotia Seguros, its pension and related insurance businesses in the Dominican Republic, subject to regulatory approvals and closing conditions.

These announced divestitures are subject to shareholder approvals, regulatory approvals and closing conditions. Combined, the Bank expects to record a gain on sale of approximately $400 million after tax for these divestitures and the Bank’s Common Equity Tier 1 (CET1) capital ratio will increase by approximately 20 basis points.